UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2013

ARQULE, INC.
(Exact Name of Issuer as Specified in Charter)

Delaware	000-21429	04-3221586
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19 Presidential Way
Woburn, MA

(Address of principal executive offices)

01801

(Zip code)

(781) 994-0300

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Amendment and Extension of Employment Agreements

On March 8, 2013, ArQule, Inc. (the “Registrant” or “ArQule”) amended certain terms of the following employment agreements:

CEO

Employment Agreement between the Registrant and Paolo Pucci, the Registrant’s Chief Executive Officer dated April 15, 2008 and amended on July 15, 2010 (as amended, the “CEO Employment Agreement”).

The March 8, 2013 amendment:  (i) extends the term of the CEO Employment Agreement from June 30, 2015 to March 8, 2017; and (ii) revises the vesting events pertaining to a previously disclosed award to Mr. Pucci of 390,000 performance-based stock units. Each of the stock units constitutes a contingent right to receive one share of the Registrant’s common stock, in tranches of 300,000 and 90,00 units that vest, respectively, upon the achievement of certain performance targets related to the development of the Registrant’s products and the average price of the Registrant’s common stock. The March 8, 2013 amendment extends the period for achievement of the product development goal and reduces the target price for the stock performance goal. In addition, the March 8, 2013 amendment stipulates that all performance-based stock units will be subject to accelerated vesting if Mr. Pucci is terminated or deemed terminated without cause in connection with a change of control of the Registrant.

All other material terms of the CEO Employment Agreement that were in effect prior to the Committee’s approval of the March 8, 2013 amendment remain in effect. The foregoing summary of the material terms of the March 8, 2013 amendment to the CEO Employment Agreement is qualified by reference to the full text of the March 8, 2013 amendment which is included as Exhibit 10.1 hereto and to the terms of the CEO Employment Agreement.

COO

Employment Agreement between ArQule, Inc. and Peter S. Lawrence, the Registrant’s President and Chief Operating Officer, dated April 13, 2006 and amended October 4, 2007 and April 14, 2008 (as amended, the “COO Employment Agreement”).

The March 8, 2013 amendment provides for a term of employment through March 8, 2017 and gives effect to the award to Mr. Lawrence of 125,000 performance-based stock units, each of which constitutes a contingent right to receive one share of the Registrant’s common stock.  The units will vest if, during the course of Mr. Lawrence’s employment with the Registrant, a certain performance goal related to the development of the Registrant’s products is achieved by a date specified by the Committee.  In addition, the March 8, 2013 amendment stipulates that all performance-based stock units will be subject to accelerated vesting if Mr. Lawrence is terminated or deemed terminated without cause in connection with a change of control of the Registrant.

The March 8, 2013 amendment also adds a provision to the COO Employment Agreement requiring that Mr. Lawrence be terminated or deemed terminated without cause in connection with a change of control of the Registrant in order for him to receive accelerated vesting of stock options and restricted stock. Prior to this change, Mr. Lawrence would have been entitled to receive accelerated vesting solely as a result of a change of control.

All other material terms of the COO Employment Agreement that were in effect prior to the Committee’s approval of the March 8, 2013 amendment remain in effect. The foregoing summary of the material terms of the March 8, 2013 amendment to the COO Employment Agreement is qualified by reference to the full text of the March 8, 2013 amendment which is included as Exhibit 10.2 hereto and to the terms of the COO Employment Agreement.

CMO

Employment Agreement between ArQule, Inc. and Brian Schwartz, the Registrant’s Chief Medical Officer, dated June 17, 2008 and amended February 23, 2012 (as amended, the “CMO Employment Agreement”).

The March 8, 2013 amendment provides for a term of employment through March 8, 2017 and gives effect to the award to Dr. Schwartz of 120,000 performance-based stock units, each of which constitutes a contingent right to receive one share of the Registrant’s common stock.  The units will vest if, during the course of Dr. Schwartz’s employment with the Registrant, a performance goal related to the development of the Registrant’s products is achieved by a date specified by the Committee.  In addition, the March 8, 2013 amendment stipulates that all performance-based stock units will be subject to accelerated vesting if Dr. Schwartz is terminated or deemed terminated without cause in connection with a change of control of the Registrant.

All other material terms of the CMO Employment Agreement that were in effect prior to the Committee’s approval of the March 8, 2013 amendment remain in effect. The foregoing summary of the material terms of the March 8, 2013 amendment to the CMO Employment Agreement is qualified by reference to the full text of the current amendment which is included as Exhibit 10.3 hereto and to the terms of the CMO Employment Agreement.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

10.1           Second Amendment to Employment Agreement dated as of March 8, 2013, by and between ArQule, Inc. and Paolo Pucci, filed herewith (File No. 000-21429).

10.2           Third Amendment to Employment Agreement dated as of March 8, 2013, by and between ArQule, Inc. and Peter S. Lawrence, filed herewith (File No. 000-21429).

10.3           Second Amendment to Employment Agreement dated as of March 8, 2013, by and between ArQule, Inc. and Brian Schwartz, filed herewith (File No. 000-21429).

10.4           Employment Agreement, dated as of April 15, 2008, by and between ArQule, Inc. and Paolo Pucci. Filed as Exhibit 10.4 to the Registrant’s Current Report on Form 8-K, filed on April 18, 2008 (File No. 000-21429) and incorporated herein by reference.

10.5           Amendment to Employment Agreement, dated as of July 15, 2010, by and between ArQule, Inc. and Paolo Pucci. Filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 filed on August 4, 2010 (File No. 000-21429) and incorporated herein by reference.

10.6           Employment Agreement between ArQule, Inc. and Peter S. Lawrence, dated April 13, 2006. Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K dated April 18, 2006 (File No. 000-21429) and incorporated herein by reference.

10.7           Amendment to Employment Agreement, dated as of October 4, 2007, by and between ArQule, Inc. and Peter S. Lawrence. Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on October 10, 2007 (File No. 000-21429) and incorporated herein by reference.

10.8           Second Amendment to Employment Agreement, dated April 14, 2008, by and between ArQule, Inc. and Peter S. Lawrence. Filed as Exhibit 10.4 to the Registrant’s Current Report on Form 8-K, filed on April 18, 2008 (File No. 000-21429) and incorporated herein by reference.

10.9           Employment Agreement, dated as of June 17, 2008, by and between ArQule, Inc. and Brian Schwartz, filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on February 24, 2012 (File No. 000-21429) and incorporated herein by reference.

10.10           Amendment to Employment Agreement dated as of February 23, 2012 by and between ArQule, Inc. and Brian Schwartz, filed as Exhibit 10.2 to Amendment No.1 to the Registrant’s Current Report on Form 8-K filed on February 27, 2012 (File No. 000-21429) and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC. (Registrant)

/s/ Peter S. Lawrence
Peter S. Lawrence
President and Chief Operating Officer

March 8, 2013

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